UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2026

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-04928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0205520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act.

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐        Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:        None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on August 14, 2025, Duke Energy Carolinas, LLC (“Duke Energy Carolinas”) and Duke Energy Progress, LLC (“Duke Energy Progress,” and together with Duke Energy Carolinas, the “Companies”) filed a joint application with the North Carolina Utilities Commission (“NCUC”) and the Public Service Commission of South Carolina (“PSCSC”) for approval to combine utilities, by which Duke Energy Progress will merge into Duke Energy Carolinas, resulting in a single electric utility serving the Companies’ North Carolina and South Carolina service territories. Duke Energy Corporation, together with the Companies, also filed an application with the Federal Energy Regulatory Commission (the “FERC”) on the same day. In connection with the utility combination (the “Combination”), and immediately prior thereto, Duke Energy Corporation expects to contribute its 100% equity interest in Duke Energy Carolinas to Progress Energy, Inc. (“Progress Energy”).

The targeted effective date is January 1, 2027. On January 30, 2026, the FERC issued an order authorizing the Combination as consistent with the public interest. Additionally, on April 30, 2026, the PSCSC voted to approve the Combination, and on May 1, 2026, the NCUC issued an order approving the Combination. The effectuation of the Combination remains subject to approval by the boards of directors of both Companies and the board of directors of Progress Energy, to the entry by the Companies, Progress Energy and Duke Energy Corporation into a definitive agreement governing the Combination and to the satisfaction of other conditions.

Duke Energy Carolinas is filing this Current Report on Form 8-K solely to provide certain information relating to the proposed Combination. Additionally, Duke Energy Carolinas is providing certain supplemental risk factors related to the proposed Combination, which are filed as Exhibit 99.4 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses or Funds Acquired

Pursuant to Rule 3-05 of Regulation S-X, Duke Energy Carolinas is filing herewith (i) the audited consolidated financial statements of Duke Energy Progress as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023, which are filed as Exhibit 99.1 and incorporated by reference herein, and (ii) the unaudited condensed consolidated interim combined financial statements of Duke Energy Progress as of March 31, 2026 and December 31, 2025, and for the three months ended March 31, 2026 and 2025, which are filed as Exhibit 99.2 and incorporated by reference herein. These combined financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and U.S. generally accepted accounting principles.

(b)           Pro Forma Financial Information

Pursuant to Article 11 of Regulation S-X, Duke Energy Carolinas is filing herewith (i) the unaudited pro forma condensed combined balance sheet as of March 31, 2026, of Duke Energy Carolinas, giving effect to the Combination as if it had been completed on March 31, 2026; and (ii) the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2025, 2024 and 2023, and for the three months ended March 31, 2026, giving effect to the Combination as if it had been completed on January 1, 2023.

The pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K has been prepared for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what Duke Energy Carolinas’ actual results or financial condition would have been if the Combination had occurred on the relevant date and is not intended to project the future results or the financial condition that Duke Energy Carolinas may achieve following the Combination.

(d)           Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Historical audited consolidated financial statements of Duke Energy Progress and accompanying notes as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023 (incorporated by reference to pages 91-96 and pages 121-233 of Duke Energy Progress’ Annual Report on Form 10-K for the year ended December 31, 2025, File No. 1-32853).

99.2	Historical unaudited condensed consolidated interim financial statements of Duke Energy Progress and accompanying notes as of March 31, 2026 and December 31, 2025, and for the three months ended March 31, 2026 and 2025 (incorporated by reference to pages 22-25 and 42-89 of Duke Energy Progress’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, File No. 1-32853).

99.3	Unaudited pro forma condensed combined financial information of Duke Energy Carolinas and accompanying notes for the years ended December 31, 2025, 2024 and 2023 and as of and for the three months ended March 31, 2026.

99.4	Supplemental risk factors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

•	The (i) failure to realize the anticipated benefits, synergies, and value creation expected from the Combination, including as a result of difficulties or delays in integrating the contributed assets and operations and/or the incurring of significant costs in connection with the Combination; and (ii) the risk that the combined entity may not perform as expected following the consummation of the Combination due to unforeseen liabilities, its level of indebtedness, integration challenges, market conditions, ratings downgrades, or other factors beyond the control of the parties;

•	The ability to implement our business strategy, including meeting forecasted load growth demand, grid and fleet modernization objectives, and reducing carbon emissions, while balancing customer reliability and keeping costs as low as possible for our customers;

•	State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements and/or uncertainty of applicability or changes to such legislative and regulatory initiatives, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

•	The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

•	The ability to timely recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, particularly in periods of heightened customer affordability concerns, bill volatility, or public and political scrutiny, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

•	The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

•	The impact of extraordinary external events, such as a global pandemic, trade wars or military conflict, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;

•	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

•	Industrial, commercial and residential decline in service territories or customer bases resulting from sustained downturns of the economy, storm damage, reduced customer usage due to cost pressures from inflation, tariffs, or fuel costs, worsening economic health of our service territories, reductions in customer usage patterns, or lower than anticipated load growth, particularly if usage of electricity by data centers is less than currently projected, energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;

•	Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy Corporation (collectively with its subsidiaries) service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;

•	Advancements in technology, including artificial intelligence;

•	Additional competition in electric and natural gas markets, municipalization and continued industry consolidation;

•	The influence of weather and other natural phenomena on operations, financial position, and cash flows, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

•	Changing or conflicting investor, customer and other stakeholder expectations and demands, particularly regarding environmental, social and governance matters and costs related thereto;

•	The ability to successfully operate electric generating facilities and deliver electricity to customers, including direct or indirect effects to the Company resulting from an incident that affects the United States electric grid or generating resources;

•	Operational interruptions to our natural gas distribution and transmission activities;

•	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

•	The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures or other catastrophic events, such as severe storms, fires, explosions, pandemic health events or other similar occurrences;

•	The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

•	The timing and extent of changes in commodity prices, including any impact from increased tariffs, export controls and interest rates, and the ability to timely recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

•	The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation portfolio, and general market and economic conditions;

•	Credit ratings of Duke Energy Corporation, Duke Energy Carolinas, Progress Energy, Duke Energy Progress, Duke Energy Florida, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC and Piedmont Natural Gas Company, Inc. (collectively, the “Duke Energy Registrants”) may be different from what is expected;

•	Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

•	Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules, obtaining sufficient skilled labor and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

•	Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

•	The ability to control operation and maintenance costs;

•	The level of creditworthiness of counterparties to transactions;

•	The ability to obtain adequate insurance at acceptable costs and recover on claims made;

•	Employee workforce factors, including the potential inability to attract and retain key personnel;

•	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

•	The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;

•	The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;

•	The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

•	The impacts from potential impairments of goodwill or investment carrying values;

•	Asset or business acquisitions and dispositions may not be consummated or yield the anticipated benefits, which could adversely affect our financial condition, credit metrics or ability to execute strategic and capital plans; and

•	The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock.

Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC’s website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC

Date: May 29, 2026

	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Legal, Chief Governance Officer, Corporate Secretary and Mergers and Acquisitions